UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

HEALTH INSURANCE INNOVATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed under Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Explanatory Note

Health Insurance Innovations, Inc. (the “Company”) is filing the attached proxy card as an amendment to the DEF 14A that was filed with the Securities and Exchange Commission on April 20, 2017, as the proxy card was inadvertently omitted from the original filing. The following proxy card is being mailed to the Company’s shareholders with the proxy statement. The proxy card being mailed to shareholders is correct. This Form is filed solely to revise the EDGAR version of the DEF 14A so that it includes the proxy card to shareholders.

2

# PROXY

## HEALTH INSURANCE INNOVATIONS, INC.

### PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2017

### THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael D. Hershberger and Gavin D. Southwell, and each of them, with full power of substitution and power to act alone, as proxies to represent and vote all the shares of common stock of Health Insurance Innovations, Inc. (the "Company") which the undersigned would be entitled to vote if personally present and acting at the annual meeting of stockholders of the Company, to be held on May 18, 2017 at the Carrollwood Country Club, Grille Room, located at 13903 Clubhouse Drive, Tampa, FL 33618, beginning at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof, subject to any directions noted on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. **If no direction is made, the proxy will be voted "FOR ALL" nominees in Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3.** Should any other matter requiring a vote of the stockholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The tabulator cannot vote your shares unless you sign and return this card.

**CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE**

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

**Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held May 18, 2017.**

**This Notice of Annual Meeting, proxy statement, proxy card and 2016 Annual Report to Stockholders are available at: http://www.viewproxy.com/hiiquote/2017**

Please mark your votes like this ☒

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3.**

1. Election of Directors

**Nominees:**

| | | FOR ALL NOMINEES | WITHHOLD AUTHORITY FOR ALL NOMINEES | FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW) |
|---|---|---|---|---|
| 01 Paul E. Avery | 05 Gavin D. Southwell | ☐ | ☐ | ☐ |
| 02 Anthony J. Barkett | 06 Robert S. Murley | | | |
| 03 Paul G. Gabos | 07 Sheldon Wang | | | |
| 04 Michael W. Kosloske | | | | |

(**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line below)

________________________________________

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. To consider and vote upon a proposal to approve an amendment to the Health Insurance Innovations, Inc. Long Term Incentive Plan. | ☐ | ☐ | ☐ |
| 3. To ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ended December 31, 2017. | ☐ | ☐ | ☐ |

4. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the 2017 Annual Meeting of Stockholders or at any adjournments or postponements thereof.

**YOUR VOTE IS IMPORTANT!**

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.**

I plan to attend the meeting ☐

Date:______________________________

___________________________________

Signature

___________________________________

Signature (if held jointly)

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

Address Change: (If you noted any Address Changes above, please mark box.) ☐

**CONTROL NUMBER**

➞ ______________

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

**CONTROL NUMBER**

➞ ______________

# PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

## INTERNET

**Vote Your Shares on the Internet:**

**Go to www.aalvote.com/HIIQ**

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

## TELEPHONE

**Vote Your Shares by Phone:**

**Call 1 (866) 804-9616**

Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

## MAIL

**Vote Your Shares by Mail:**

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.